UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Finisar Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Information

In connection with the proposed combination of Finisar Corporation (“Finisar”) and Optium Corporation (“Optium”), Finisar has filed with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and Optium has filed with the SEC the same Joint Proxy Statement/Prospectus.  The definitive Joint Proxy Statement/Prospectus has been mailed to the stockholders of Finisar and Optium.  Each company will also file with the SEC from time to time other documents relating to the proposed combination.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE JOINT PROXY STATEMENT/ PROSPECTUS AS FILED WITH THE SEC, AND OTHER DOCUMENTS FILED BY EITHER FINISAR OR OPTIUM WITH THE SEC RELATING TO THE PROPOSED COMBINATION WHEN THEY ARE FILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION.

Copies of the documents filed with the SEC by Finisar or Optium may be obtained free of charge from the SEC website maintained at www.sec.gov.  In addition, Finisar’s SEC filings may be obtained free of charge from Finisar’s website (www.finisar.com) or by calling Finisar’s Investor Relations department at 408-542-5050 and Optium’s filings may be obtained free of charge from Optium’s website (www.optium.com) or by calling Optium’s Investor Relations department at 267-803-3801.

Each of Finisar and Optium, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from that company’s respective stockholders in connection with the proposed combination.  Information about the directors and executive officers of Finisar (including their respective ownership of Finisar shares) and the directors and executive officers of Optium (including their respective ownership of Optium shares) is contained in the Joint Proxy Statement/Prospectus filed with the SEC.

Filed below are forms of letters to Finisar stockholders reminding them to vote their shares on the proposals to be considered at Finisar’s annual meeting of stockholders to be held on August 28, 2008, including a proposal to approve the issuance of shares of Finisar common stock in connection with the merger.  The stockholder proposals are described in the Joint Proxy Statement/Prospectus.

Finisar Corporation

1389 Moffett Park Drive

Sunnyvale, CA 94089

IMPORTANT REMINDER TO VOTE YOUR PROXY

August 13, 2008

Dear Finisar Stockholder:

Our records indicate your vote has not yet been received for the annual meeting of stockholders of Finisar Corporation to be held at the offices of DLA Piper US LLP, 2000 University Avenue, East Palo Alto, California on Thursday, August 28, 2008, at 10:00 a.m. local time.  Please take a moment right now to ensure that your shares are represented at this important meeting.

At the annual meeting, you will be asked to approve the issuance of shares of Finisar common stock in connection with the merger of a wholly-owned subsidiary of Finisar with and into Optium Corporation.  In the proposed merger, each share of Optium common stock will be converted into the right to receive 6.262 shares of Finisar common stock.  If the proposed merger is approved, Finisar stockholders will hold approximately 66% of the larger, combined company.  Finisar stockholders will also be asked to elect two nominees to the board of directors, to ratify the appointment of independent auditors and to approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies in favor of the Optium merger proposal.

RiskMetrics Group (formerly Institutional Shareholder Services), the largest proxy voting advisory service, recommends that Finisar stockholders vote “FOR” the proposal to approve the issuance of shares as well as “FOR” both director nominees and the other proposals in the joint proxy statement.  In their report, Riskmetrics states, “Based on our review of the terms of the transactions… based on the strategic rationale and potential synergies, we believe that the merger agreement warrants (sic) shareholder support.”

YOUR VOTE IS IMPORTANT.  PLEASE VOTE YOUR SHARES TODAY BY

BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD.

In order to ensure that you have an opportunity to vote, no matter how few or how many shares you may own, we are enclosing an additional proxy card that will allow you to exercise your rights as a stockholder.

The Finisar board of directors unanimously recommends that you vote “FOR” the proposal to approve the issuance of shares of Finisar common stock in the merger, “FOR” the election of both director nominees, “FOR” the ratification of Finisar’s independent auditors and “FOR” the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies in favor of the Optium merger proposal.

Please vote today by signing, dating and mailing your proxy card in the envelope provided.  Remember – every share and every vote counts!  If you have any questions, please call MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

Thank you in advance for voting promptly.

Sincerely,

/s/ Jerry S. Rawls
Jerry S. Rawls
Chairman of the Board, President and
Chief Executive Officer

Finisar Corporation

1389 Moffett Park Drive

Sunnyvale, CA 94089

IMPORTANT REMINDER TO VOTE YOUR PROXY

August 13, 2008

Dear Finisar Stockholder:

Our records indicate your vote has not yet been received for the annual meeting of stockholders of Finisar Corporation to be held at the offices of DLA Piper US LLP, 2000 University Avenue, East Palo Alto, California on Thursday, August 28, 2008, at 10:00 a.m. local time.  Please take a moment right now to ensure that your shares are represented at this important meeting.

At the annual meeting, you will be asked to approve the issuance of shares of Finisar common stock in connection with the merger of a wholly-owned subsidiary of Finisar with and into Optium Corporation.  In the proposed merger, each share of Optium common stock will be converted into the right to receive 6.262 shares of Finisar common stock.  If the proposed merger is approved, Finisar stockholders will hold approximately 66% of the larger, combined company.  Finisar stockholders will also be asked to elect two nominees to the board of directors, to ratify the appointment of independent auditors and to approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies in favor of the Optium merger proposal.

RiskMetrics Group (formerly Institutional Shareholder Services), the largest proxy voting advisory service, recommends that Finisar stockholders vote “FOR” the proposal to approve the issuance of shares as well as “FOR” both director nominees and the other proposals in the joint proxy statement.  In their report, Riskmetrics states, “Based on our review of the terms of the transactions… based on the strategic rationale and potential synergies, we believe that the merger agreement warrants (sic) shareholder support.”

YOUR VOTE IS IMPORTANT.  PLEASE VOTE YOUR SHARES TODAY BY PHONE,

INTERNET OR BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD.

In order to ensure that you have an opportunity to vote, no matter how few or how many shares you may own, we are enclosing an additional proxy card that will allow you to exercise your rights as a stockholder.

The Finisar board of directors unanimously recommends that you vote “FOR” the proposal to approve the issuance of shares of Finisar common stock in the merger, “FOR” the election of both director nominees, “FOR” the ratification of Finisar’s independent auditors and “FOR” the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies in favor of the Optium merger proposal.

Please vote today by telephone or by Internet pursuant to the instructions enclosed.  Remember – every share and every vote counts!  Alternatively, you may sign, date and mail your proxy card in the envelope provided.  If you have any questions, please call MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

Thank you in advance for voting promptly.

Sincerely,

/s/ Jerry S. Rawls
Jerry S. Rawls
Chairman of the Board, President and
Chief Executive Officer